Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Small Cap Core Equity VIP Series

Supplement to Prospectus Dated May 1, 2008

Effective as of the date of this Supplement, the name of RS Small Cap Core Equity VIP Series will be changed to “RS Small Cap Growth Equity VIP Series” and the portfolio managers of the Series will be Stephen Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy.

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since April 2009. Steve is also a co-portfolio manager of RS Mid Cap Growth VIP Series and RS Technology VIP Series, other series of the Trust. He also co-manages related separate accounts. Steve joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for two years. He has more than 13 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since April 2009. She is also a co-portfolio manager of RS Mid Cap Growth VIP Series, another series of the Trust. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Allison K. Thacker is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since April 2009. Ms. Thacker is also a co-portfolio manager of RS Mid Cap Growth VIP Series and RS Technology VIP Series, other series of the Trust. She also co-manages related separate accounts. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments. Prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy, CFA, is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since April 2009. He is also a co-portfolio manager of RS Mid Cap Growth VIP Series, another series of the Trust. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

Effective as of the date of this Supplement, the “Principal Investment Strategies,” “Principal Investments,” and “Principal Risks” sections in the prospectus of the Series will be amended and restated in their entirety to read as follows:

Principal Investment Strategies

The Series invests principally in equity securities of small-capitalization companies at the time of initial purchase.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•	whether the company has experienced strong revenue growth;

•	whether the company appears to have a strong competitive position.

RS Investments may consider selling a security for the Series, if, for example, in RS Investments’ judgment:

•	the price of the security appears high relative to the company’s prospects;

•	the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series defines small-capitalization companies as those with market capitalizations of $3 billion or below at the time of initial purchase. The Series may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000® Index but are above $3 billion in market capitalization. As of March 31, 2009, the market capitalization of companies in the Russell 2000® Index ranged between approximately $3.2 million and $4.3 billion.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

April 17, 2009